Series A September 30 Triggering Event Waiver | 1 Waiver of September 30 2026 Triggering Event Series A Convertible Preferred Stock This Waiver (“Waiver”) is executed and delivered by and between the undersigned holder (the “Holder”) and Nauticus Robotics, Inc., a Delaware corporation (the “Company”), with respect to the Company’s Series A Convertible Preferred Stock (the “Preferred Shares”) held by the Holder. This Waiver relates to the Certificate of Designations of Rights and Preferences of Series A Convertible Preferred Stock of the Company, as amended or supplemented and in effect on the Effective Date (the “Certificate of Designations”). Capitalized terms not otherwise defined herein have the meanings given in the Certificate of Designations. 1. Waiver of Specified Event. Pursuant to Sections 5(a)(xv), 22 and 31(b) of the Certificate of Designations, the Holder hereby irrevocably waives, solely for the Waiver Period (as defined below) and with respect to the Preferred Shares, the occurrence and continuance of the Triggering Event described in Section 5(a)(xv) arising solely because any Preferred Shares remain outstanding on or after September 30, 2026 (the “Specified Event”). This waiver applies only for the period commencing September 30, 2026 and ending on and including January 31, 2027 (the “Waiver Period”). The waiver of the Specified Event expires automatically at the end of the Waiver Period. Beginning February 1, 2027, if any Preferred Shares remain outstanding, the Specified Event and its consequences shall apply prospectively with respect to the Preferred Shares in accordance with the Certificate of Designations, subject to the protections against retroactive consequences in Section 2 below. 2. Consequences of Waiver. Solely to the extent directly attributable to the occurrence or continuance of the Specified Event during the Waiver Period, the Holder agrees as follows: (a) Dividends. The increase in the Dividend Rate to the Default Rate of 18% per annum (or the maximum lawful rate, if lower) under Section 3(c) of the Certificate of Designations, based on the occurrence or continuance of the Specified Event during the Waiver Period, and any unpaid incremental dividends solely attributable to such increase, are waived. Dividends shall otherwise continue to accrue and be payable at the rate and in the manner otherwise applicable pursuant to Section 3(c) of the Certificate of Designations. (b) Conversion. The Holder waives any right to a Triggering Event Conversion under Sections 4(e)(ii) and 4(e)(iii) of the Certificate of Designations based on the occurrence or continuance of the Specified Event during the Waiver Period, including use of the Redemption Premium of the Conversion Amount and any related surviving Alternate Conversion Right Period arising solely from that occurrence or continuance. (c) Notice. The Holder acknowledges that, as a result of this Waiver, the Triggering Event Notice required by Section 5(b) of the Certificate of Designations is not required, solely with respect to the occurrence or continuance of the Specified Event during the Waiver Period. Any notice required under Section 5(b) of the Certificate of Designations with respect to the Specified Event on or after February 1, 2027 remains required. (d) Other consequences. The Specified Event shall be disregarded for all days within the Waiver Period in determining satisfaction of the Equity Conditions and any Equity Conditions Failure, including for purposes of Section 3(a) of the Certificate of Designations. Furthermore, as a result of this Waiver, no Triggering Event shall be deemed to have occurred during the Waiver Period arising solely from the Specified Event during such period, and no obligations or consequences under the Certificate of Designations relating to a Triggering Event arising solely from the Specified Event shall be created during the Waiver Period, including those under Sections 9, 13(c) and 13(p).

Series A September 30 Triggering Event Waiver | 2 (e) No retroactive consequences. The expiration of the Waiver Period shall not revive any rights or consequences waived with respect to the Specified Event during the Waiver Period. No incremental dividends, conversion premiums or other amounts or consequences shall accrue or become payable or apply retroactively for the Waiver Period solely as a result of the Specified Event. The waivers of consequences attributable to the Waiver Period and this protection against retroactive consequences shall survive expiration of the Waiver Period. 3. Reservation of Other Rights. This Waiver is limited solely to the Specified Event during the Waiver Period and its consequences expressly addressed herein. Subject to Section 2, the Holder retains its rights with respect to the Specified Event on and after February 1, 2027. The Holder does not waive any other Triggering Event, breach or default, or any rights arising independently of the Specified Event, whether occurring before, on or after the Effective Date. All other terms remain in effect. 4. Effectiveness and Authority. This Waiver becomes effective when executed and delivered by the Holder and the Company (the “Effective Date”). It applies only to the Holder’s rights with respect to the Preferred Shares and does not purport to bind any non-signing holder or any other series of preferred stock. The Holder represents that it holds or is duly authorized to act for the holder of the Preferred Shares and has all requisite power and authority to execute and deliver this Waiver. The Holder acknowledges that the Company may rely on this Waiver in permitting the Preferred Shares to remain outstanding during the Waiver Period. 5. Successors and Assigns. This Waiver binds the Holder and its successors and assigns with respect to the Preferred Shares and benefits the Company and its successors and assigns. Before transferring any Preferred Shares, the Holder shall provide the transferee with a copy of this Waiver and obtain the transferee’s written agreement to take those Preferred Shares subject to this Waiver. The Holder’s rights in any other capacity or under any other instrument are not waived hereby. 6. Other Holder Waivers. All other holders of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (collectively the “Preferred Holder Group”) will sign a waiver in substantially the same form and substance as this Waiver (each an “Other Holder Waiver”); provided, that each Other Holder Waiver may include a Waiver Period that ends later than, but not earlier than, January 31, 2027. Neither the Company nor any of its Affiliates, nor any person acting on behalf of the Company or any of its Affiliates, (i) has provided, agreed to provide or will provide any consideration, rights or benefits to any other member of the Preferred Holder Group or any of their respective Affiliates in connection with any Other Holder Waiver that are not being provided to the Holder hereunder in connection with this Waiver, (ii) has entered into or will enter into any side letter or, other than the respective Other Holder Waiver, any other agreement, understanding or arrangement with any other member of the Preferred Holder Group or any of their respective Affiliates in connection with the Company entering into this Waiver or any Other Holder Waiver, and (iii) will amend or otherwise modify any Other Holder Waiver. 7. Miscellaneous. The provisions of Sections 23 and 26 of the Certificate of Designations are incorporated herein, mutatis mutandis. This Waiver may be executed in counterparts, each of which is deemed an original and all of which together constitute one instrument. If any provision of this Waiver is invalid or unenforceable, the remaining provisions shall not be affected. Any amendment or revocation of this Waiver must be in writing signed by the Holder and the Company. Signatures delivered electronically, including by PDF or electronic-signature platform, have the same effect as original signatures. The Company’s acknowledgment below confirms receipt and is not a condition to effectiveness. [signature page follows]

Series A September 30 Triggering Event Waiver | 3 The undersigned has executed this Waiver through its duly authorized signatory. HOLDER Legal name of Holder: By: _________________________________________________________ Name: ______________________________________________________ Title: _______________________________________________________ Date signed: __________________________________________________ Number of Series A Preferred Shares currently held: Email: ______________________________________________________ ACKNOWLEDGED AS RECEIVED BY NAUTICUS ROBOTICS, INC. By: /s/ John W. Gibson, Jr. Name: John W. Gibson, Jr. Title: President and CEO Date: __________________________________________________